Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
March, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  6.0000%


Excess Protection Level
   3 Month Average  5.70%
     March, 1998  6.21%
     February, 1998  5.46%
     January, 1998  5.42%



Cash Yield                                              19.19%


Investor Charge Offs                                    4.99%


Base Rate                                               8.00%


Over 35 Day Delinquency                                 5.48%


Seller's Interest                                       28.03%


Total Payment Rate                                      11.11%


Total Principal Balance                                $5,419,033,392.25


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,519,033,392.2